ASSUMPTION BANCSHARES, INC.

                               110 Franklin Street
                               Post Office Box 398
                         Napoleonville, Louisiana  70390



                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


          To the Shareholders:

               The annual meeting of shareholders of Assumption Bancshares, Inc. (the "Company") will be held at the Company's main office at 110 Franklin Street, Napoleonville, Louisiana, on Wednesday, May 17, 1995 at 2:00 P.M., to vote upon the following matters:

               1.  The election of five Class II directors.

               2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

               Only shareholders of record at the close of business on March 31, 1995 are entitled to notice of and to vote at the annual meeting.

               PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. A PROXY MAY BE REVOKED BY APPROPRIATE NOTICE TO THE COMPANY'S SECRETARY AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                   By Order of the Board of Directors



                                         /s/ Harold F. Templet
                                            Harold F. Templet
                                         Secretary and Treasurer



          Napoleonville, Louisiana
          April 14, 1995

                           ASSUMPTION BANCSHARES, INC.

                               110 Franklin Street
                               Post Office Box 398
                         Napoleonville, Louisiana  70390

                                  April 14, 1995

                                 PROXY STATEMENT

               This proxy statement is being furnished, beginning on the date set forth above, to shareholders of Assumption Bancshares, Inc. (the "Company") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at the annual meeting of shareholders of the Company to be held on Wednesday, May 17, 1995, at the time and place set forth in the accompanying notice, or at any adjournments thereof (the "Meeting").

               Only shareholders of record at the close of business on March 31, 1995 are entitled to notice of and to vote at the Meeting. On that date the Company had outstanding 160,000 shares of common stock, $5.00 par value per share (the "Common Stock"), each of which entitles the holder to one vote.

               The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by filing with the Company's Secretary a written revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person.

               The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview and telephone by the Company's regular employees. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and the Company will, upon request, reimburse them for their expenses in so acting.

                              ELECTION OF DIRECTORS

               The Company's Articles of Incorporation provide that the number of directors will be such number as is designated in the Company's By-laws, and the Company's By-laws currently fix the number of directors at thirteen.

               The Board is divided into the three classes designated in the table below. Each director holds office for a term ending on the date of the third succeeding annual meeting of shareholders following his election. The term of the five Class II directors, Dr. Cox and Messrs. F. Savoie, Templet, Thibaut and Triche, will expire at the Meeting, and each of these incumbent directors has been nominated by the Board for re-election for a three year term that will expire in 1998.

               Only five directors may be elected at the Meeting, and proxies cannot be voted for a greater number of persons. Unless authority is withheld, the persons named in the enclosed proxy will vote for the election of the five Class II directors named below to serve until the 1998 annual meeting and until their successors are duly elected and qualified. In the unanticipated event that any nominee cannot be a candidate at the Meeting, proxies will be voted for such person, if any, as may be designated by the Board. Management has no reason, however, to believe that any nominee will be unavailable to serve as a director of the Company. Directors of the Company are elected by a plurality vote.

               The following table sets forth certain information as of March 15, 1995, with respect to each nominee for election as a Class II director, each incumbent Class I and Class III director, and all directors and executive officers of the Company as a group. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years and holds, with sole voting power, the shares listed. Beneficial ownership of the shares of Common Stock has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. All of the nominees are also directors of Assumption Bank & Trust Company (the "Bank"), the sole subsidiary of the Company.

                                                                       First      Shares of
                                                                      Elected    Common Stock    Percent
                                           Principal Occupation       Director   Beneficially      of
      Name                       Age          or Employment          of the Bank    Owned        Class
      ____                       ___       ____________________      ___________ ____________    _______

Nominees for election as Class II Directors (for term expiring in 1998):

Nelson A. Cox, Sr., M.D.         82      Physician; Coroner of           1965       1,870         1.17%
                                         Assumption Parish

Felix H. Savoie, Jr.<FN1>        63      Attorney at Law; Vice Presi-    1993         650            *
                                         dent - Dugas & LeBlanc Ltd.
                                         (sugar cane growers and
                                         processors)

Nicess P. Templet                67      Retired; Investor; Former       1987         978            *
                                         owner of Griffin's AG, Inc.
                                         (retail grocer)

John E. Thibaut                  68      Chairman of the Board of        1963       2,000         1.25%
                                         the Company and the Bank;
                                         Investor; Farm Management
                                         (Retired February, 1990
                                         as President of Glenwood
                                         Co-op, Inc. (sugar cane
                                         growers and processors))

Risley C. Triche                 66      Attorney at Law                 1972       1,293<FN2>       *


Continuing Class I Directors (term expires in 1997):


Patrick E. Cancienne, Sr.<FN1>   65      President, Savoie               1982         895            *
                                         Industries, Inc.
                                         (sugar cane growers
                                         and processors)

Joseph H. Montero, II            60      President and Chief             1978       2,000         1.25%
                                         Executive Officer of the
                                         Company and the Bank

Clarence J. Savoie, II<FN1>      47      President, C.J. Savoie          1987         925<FN3>       *
                                         Consulting Engineers,Inc.

Stanley S. Sternfels             60      President, Economical           1983       1,250            *
                                         Wholesale, Inc. (wholesale
                                         grocery company)

                                                                       First      Shares of
                                                                      Elected    Common Stock    Percent
                                           Principal Occupation       Director   Beneficially      of
      Name                       Age          or Employment          of the Bank    Owned        Class
      ____                       ___       ____________________      ___________ ____________    _______

Nominees for election as Class III Directors (term expires in 1996):

F. N. Carrier, Jr.               79      Retired; Investor               1958       1,790         1.12%

Ridley J. Gros, Phd.             53      Dean, College of Business       1991         200            *
                                         Administration, Nicholls
                                         State University

Leonard C. Guedry, Jr.           45      President, Leonard Guedry       1991         200            *
                                         Insurance Agency, Inc.;
                                         Owner, Guedry Real Estate
                                         Agency

Robert J. Tregre                 50      President, Robert's Food        1991         400            *
                                         Store, Inc. (Retail Outlet)

All Directors and
Executive Officers
as a Group (14 Persons)          --      --                               --       14,756         9.22%
____________________


*Less than one percent.

        <FN1>  Mr.  Cancienne,  Mr. C. Savoie and  Mr.  F.  Savoie  are
               cousins.

        <FN2>  Includes 50 shares  as to which Mr. Triche shares voting and investment power.

        <FN3>  Includes 60 shares as  to which Mr. Savoie shares voting and investment power.

                             ________________________

               The Company's Board met five times, and the Bank's Board of Directors met twelve times during 1994. No director attended fewer than 75% of the total number of meetings held during 1994 of the Boards of Directors of the Company and the Bank and of the committees on which he served.

               The Board's Executive Committee also functions as the Personnel and Compensation Committee and is composed of
          Messrs. Thibaut, Cancienne, Templet, Guedry, Triche, F. Savoie and Tregre. Mr. Montero serves in an ex-officio capacity. The Personnel and Compensation Committee met once during 1994.

               The   Company   does  not  maintain  standing  audit  or
          nominating  committees   or   committees  performing  similar
          functions.

               Directors do not receive fees for attending meetings of the Company's Board. Each director of the Bank receives a fee of $500 per month if present and $250 per month if not present at the Bank's board meetings. Bank committee meetings are held from time to time as necessary, and directors, other than the President and Chief Executive Officer, are paid $100 per committee meeting attended.

               Management is not aware of any person or group of persons who beneficially own more than five percent of the Common Stock.

          EXECUTIVE   OFFICERS,   EXECUTIVE   COMPENSATION   AND  OTHER
          TRANSACTIONS

          Executive Officers

               The executive officers of the Company and the Bank are Joseph H. Montero, II and Harold F. Templet. Mr. Montero, 60, is the President and Chief Executive Officer of the Company and the Bank and has served as an executive officer of the Bank since 1971. Mr. Templet, 48, has been an executive officer of the Bank since 1981, and currently serves as the Company's Secretary and Treasurer and the Bank's Senior Vice President.

          Summary of Compensation

               The following table provides certain information regarding the compensation of Joseph H. Montero, II, President and Chief Executive Officer of the Company and the Bank, for each of the preceding three years.


                            Summary Compensation Table


                                                         Annual Compensation
                                                 _____________________________________
          Name and                                                      Other Annual
       Principal Position              Year       Salary      Bonus    Compensation<FN1>
  _______________________________     ______     ________    _______  ________________
  Joseph H. Montero, II President
    and Chief Executive Officer        1994       103,555     $6,000         $6,000
                                       1993       103,555      5,000          7,000
                                       1992       103,555      5,030          6,300

          ____________________


          <FN1> Consists of director fees.

                             ________________________

          Other Transactions

               Directors and executive officers of the Company and the Bank and their associates have been customers of and have had loan transactions with the Bank, and such transactions are expected to continue in the future. In the opinion of the Company's management, all loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and did not involve when made and have not involved since they were made, more than the normal risk of collectibility or present other unfavorable features.


                 RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

               The Company's financial statements for the year ended December 31, 1994 were audited by the firm of KPMG Peat Marwick LLP, independent certified public accountants, which was chosen by the shareholders of the Company at the 1993 annual meeting to perform such work for the years 1993, 1994 and 1995. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.


                                  OTHER MATTERS

          Quorum and Voting of Proxies

               The presence, in person or by proxy, of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum to organize the Meeting. For purposes of determining the amount of voting power present or represented at the Meeting, shares as to which the proxy holders have been directed to abstain from voting or as to which authority has been withheld will be treated as present and broker nonvotes will be treated as not present.

               All proxies received in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the nominees named herein. Because directors are elected by plurality vote, withholding authority to vote in such election will not affect whether the proposed nominees named herein are elected.

               Management does not know of any matters to be presented at the Meeting other than the election of directors. The enclosed proxy, however, will confer discretionary authority with respect to any other matter that may properly come before the Meeting. If any such matter is presented, the persons named in the enclosed proxy intend to vote the shares represented by them in accordance with their best judgment.

          Shareholder Nominations and Proposals

               The Company's Articles of Incorporation set forth the nomination procedure to be followed by the Company's shareholders in nominating individuals for election to the Board, other than incumbent directors. In general, written nominations containing certain specified information must be delivered to the Company's President not less than fourteen days prior to the annual meeting, and nominations not made in accordance with these procedures may be disregarded by the Chairman of the annual meeting.

               Eligible shareholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the 1996 annual meeting of the Company's shareholders must forward such proposals to the Company's Secretary at the address listed on the first page of this proxy statement in time to arrive at the Company prior to December 15, 1995.

                                     By Order of the Board of Directors


                                         /s/ Harold F. Templet
                                            Harold F. Templet
                                         Secretary and Treasurer



          Napoleonville, Louisiana
          April 14, 1995

                               PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                The undersigned hereby constitutes and appoints Ridley J. Gros, Phd., Leonard C. Guedry, Jr. and Robert J. Tregre, or any one of them in the absence of the others, with power of substitution, the proxies of the undersigned to attend the annual meeting of shareholders of Assumption Bancshares, Inc. (the "Company") on May 17, 1995, and any adjournment thereof, and to vote the Company's common stock standing in the name of the undersigned as designated below.

          1. With respect to the election of five Class II directors:

                FOR (    )         WITHHOLD AUTHORITY  (    )
                all nominees       to vote for all nominees
                listed below       listed below
                (except as
                marked to the
                contrary below)

                INSTRUCTION:   To  withhold authority to vote
                for  any  individual  nominee   or  nominees,
                strike a line through the nominee's name in the list below.

             Nelson  A.  Cox, Sr., M.D.       John E. Thibaut
             Felix H. Savoie, Jr.             Risley C. Triche
             Nicess P. Templet

          2. In their discretion, to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

             (Continued and to be signed on the other side.)

                This proxy will be voted as specified.  IF NO
                SPECIFIC DIRECTIONS  ARE  GIVEN,  THIS  PROXY
                WILL  BE  VOTED  FOR  THE  NOMINEES SET FORTH
                HEREIN.


    DATE:____________________       __________________________
                                     Signature of Shareholder



                                    __________________________
                                     Signature if held jointly

                                    Please sign exactly as your
                                    name   appears   on     the
                                    certificate or certificates
                                    representing shares  to  be
                                    voted  by  this proxy (same
                                    as name appears on envelope
                                    containing  these     proxy
                                    materials). When signing as
                                    executor,    administrator,
                                    attorney,    trustee     or
                                    guardian, please give  full
                                    titles  as  such.    If   a
                                    corporation, please sign in
                                    corporate name by president
                                    or other authorized officer.
                                    If a   partnership,  please
                                    sign in partnership name by
                                    authorized persons.